STANDARD FORM


                                                                 OFFICE LEASE
                                                                  (BASE YEAR)

LANDLORD:                     Realty Advisors, Inc., A Delaware Corporation

TENANT:                       Truckee River Bank, a California Corporation

PROJECT:                      1651 Response Road


CITY, STATE:                  Sacramento, California 95815


DATE:                         June 15, 1995

                                                   STANDARD FORM OFFICE LEASE
                                                              (BASE YEAR)

                                                           TABLE OF CONTENTS

Page

              1.    Basic Lease Terms. . . . . . . . . . . . . . 1
              2.    Premises . . . . . . . . . . . . . . . . . . 2
              3.    Lease Term . . . . . . . . . . . . . . . . . 4
              4.    Possession . . . . . . . . . . . . . . . . . 4
              5.    Rent . . . . . . . . . . . . . . . . . . . . 5
              6.    Additional Rent. . . . . . . . . . . . . . . 6
              7.    Prepaid Rent . . . . . . . . . . . . . . . . 7
              8.    Security Deposit . . . . . . . . . . . . . . 8
              9.    Use of Premises and Project Facilities . . . 8
              10.   Surrender of Premises; Holding Over. . . . . 9
              11.   Signage. . . . . . . . . . . . . . . . . . . 9
              12.   Personal Property Taxes. . . . . . . . . . .11
              13.   Parking. . . . . . . . . . . . . . . . . . .11
              14.   Utilities. . . . . . . . . . . . . . . .   .12
              15.   Maintenance. . . . . . . . . . . . . . . . .12
              16.   Alterations. . . . . . . . .   . . . . . . .12
              17.   Release and Indemnity. . . . . . . . . . . .13
              18.   Insurance. . . . . . . . . . . . . . . . . .14
              19.   Destruction. . . . . . . . . . . . . . . . .15
              20.   Condemnation . . . . . . . . . . . . . . . .15
              21.   Assignment or Sublease . . . . . . . . . . .16
              22.   Default. . . . . . . . . . . . . . . . . . .17
              23.   Landlord's Remedies. . . . . . . . . . . . .18
              24.   Default by Landlord. . . . . . . . . . . . .18
              25.   Entry of Premises and Performance by Tenant.19
              26.   Subordination. . . . . . . . . . . . . . . .19
              27.   Notice . . . . . . . . . . . . . . . . . . .20
              28.   Waiver . . . . . . . . . . . . . . . . . . .20
              29.   Limitation of Liability. . . . . . . . . . .20
              30.   Force Majeure. . . . . . . . . . . . . . . .21
              31.   Professional Fees. . . . . . . . . . . . . .21
              32.   Examination of Lease . . . . . . . . . . . .21
              33.   Estoppel Certificate . . . . . . . . . . . .22
              34.   Rules and Regulations. . . . . . . . . . . .22
              35.   Project Planning . . . . . . . . . . . . . .22
              36.   Liens. . . . . . . . . . . . . . . . . . . .22
              37.   Miscellaneous Provisions . . . . . . . . . .23


              EXHIBITS

              A.    Building Floor Plan Showing Premises . . . . . . . . . . A-1
              B.    Project Site Plan. . . . . . . . . . . . . . . . . . . . B-1
              C.    Work Letter Agreement. . . . . . . . . . . . . . . . . . C-1
              D.    Notice of Lease Term Dates . . . . . . . . . . . . . . . D-1
              E.    Tenant Estoppel Certificate. . . . . . . . . . . . . . . E-1
              F.    Rules and Regulations. . . . . . . . . . . . . . . . . . F-1
              G.    Project Signage Criteria . . . . . . . . . . . . . . . . G-1
              H.    Standard for Utilities and Services. . . . . . . . . . . H-1
              I.    Parking Rules and Regulations. . . . . . . . . . . . . . I-1
              J.    Early Entry Rider. . . . . . . . . . . . . . . . . . . . J-1

                                                 STANDARD FORM OFFICE LEASE
                                                              (BASE YEAR)

1.      BASIC LEASE TERMS.

        a.     DATE OF LEASE EXECUTION:  June 15, 1995

        b.     TENANT: Truckee River Bank , a California Corporation
               Trade Name: N/A

               Address (Leased Premises):   1651 Response Road, Sac.,CA
               Suite Number :     Suite 100        Floor(s):    1st    -

        c.     LANDLORD: Realty Advisors, Inc., a Delaware Corp.
               Address (FOR RENT AND NOTICES):    501 "S" Street,
                                                  Sacramento, CA 95814

               Copy To:




        d.     TENANT'S PERMITTED USE OF PREMISES:    See Ref. #38



        e.     PREMISES:
               Those Certain Premises Defined in PARAGRAPH 2 Below.

        f.     PREMISES AREA: Approximately 13,504 Rentable Sq.  Feet

        g.     PROJECT AREA: Approximately 47,146  Rentable Sq. Feet

        h.     PREMISES PERCENT OF PROJECT:  28.64 % on a Rentable Sq. Feet
                                            Basis

        i.     TERM AND COMMENCEMENT: Term: 120  Lease Months

               Commencement Date:  July 1, 1995.

               Commencement Date:  July 1, 1995

               Expiration Date:    June 30, 2005

        j.     MONTHLY BASIC RENT: See 1 (2) 1 (2)

                                                    Dollars ($           )

        k.     ANNUAL BASIC RENT:


                                            Dollars ($                  )

        l.     RENT ADJUSTMENT (Initial One):

        (1) Cost of Living. If this provision is initialed, the cost of living provisions of Subparagraph 5(c) apply using the Consumer Price Index, Urban Wage Earners and Clerical Workers (
                          ), all items, Base 1982 84 (Index).

        (2) Step Increase. If this provision is initialed, the step adjustment provisions of Subparagraph 5(d) apply as follows:

               Effective Date of                              New Base
               Rent Increase                                  Monthly Rent

                 July  1, 1995                                $     0.00
               October 1, 1995                                $14,900.00
                 July  1, 1996                                $22,957.00
                 July  1, 1998                                $25,388.00
                 July  1, 2000                                $26,063.00
                 July  1, 2002                                $26,738.00
                 July  1, 2004                                $27,414.00

        m. BASE YEAR: The twelve month period commencing January 1, 1996, and ending December 31 , 1996.

        n.     PREPAID RENT (For Last Month of Term):   None required
                                                                    Dollars
               ($          )

        o. TOTAL SECURITY DEPOSIT: $None Required including $_____ non-refundable cleaning fee.

        p. BROKER(S): Bruce Hohenhaus-Colliers Iliff Thorn-Lessee Doug Barnett, CCIM, SIOR-Colliers Iliff Thorn-Lessor

        q.     GUARANTOR(S): None Required

        r.     TENANT IMPROVEMENTS:
               All work performed by Landlord to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit C.

        s.     TENANT IMPROVEMENT ALLOWANCE:
               Landlord grants to Tenant a Tenant Improvement Allowance pursuant to Paragraph 39 of first Addendum.

        t.     PARKING: See Paragraph 40 of first Addendum.

        u.     ADDITIONAL SECTIONS:
               Additional sections of this Lease, contained in the "Addendum to the Lease" numbered 38 through _ 49 are attached hereto and made a part hereof.

        v.     Riders numbered 1 through         are attached hereto and
               made a part hereof.  If none, so state in the following
               space         .


        w.      EXHIBITS:

               Exhibits lettered A through J are attached and made a part hereof. Exhibits C and G have purposely been omitted.

        This Paragraph 1 represents a summary of the basic terms of this Lease. In the event of any inconsistency between the terms contained in this Paragraph I and any specific provision of this Lease, the terms of the more specific provision shall prevail.

2.      PREMISES.

(a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises contained within the suite designated in Subparagraph l(b) and outlined on the Floor Plan attached hereto and marked Exhibit A and incorporated herein by this reference. The Premises are situated in that certain building which is located at the address designated in Subparagraph l(b) (the "Building"), on the parcel or parcels of real property (the"Site") outlined on the Site Plan attached hereto as Exhibit B and incorporated herein by this reference (the Building and the Site together with all other buildings, parking facilities and any and all other improvements situated on the Site are herein collectively referred to as the "Project"). The premises are improved or to be improved with certain tenant improvements (the Tenant Improvements) described in the Work Letter Agreement, a copy of which is attached hereto and marked Exhibit C and incorporated herein by this reference, said Premises being agreed, for purposes of this Lease, to have an area of approximately the number of Usable Square Feet designated in Subparagraph 1 (f) and being situated on the floors) designated in Subparagraph 1 (b).

(b) The parties agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

(c) The term "Usable Square Feet" as used in this Lease means the area of the Premises (or other area being measured) as determined by measuring the area within the bounds of the inside surface of the glass or other material in the outer wall of the Building and the surface facing the Premises of all partitions separating the Premises from the Building core, adjoining tenant space and public corridors and other Common Areas of the Project. No deductions shall be made for space occupied by structural or functional columns or other projections. For purposes of establishing the initial Tenant's Percentage, Tenant Annual Base year Expense Allowance and Annual Basic Rent as show in Paragraph 1 of this Lease, the number of Usable Square Feet of the Project is deemed to be as set forth in Subparagraph 1(g).

(d) Tenant shall have the nonexclusive right to use in common with the Landlord and all persons, firms and corporations conducting business in the Project and their respective customers, guests, licensees, invitees, subtenants, employees and agents, subject to the terms of this Lease, the Rules and Regulations referred to in Paragraph 34 and all covenants, conditions and restrictions affecting the Project, the following areas ("Common Areas") appurtenant to the Premises: (i) the Project's common entrances, hallways, lobbies, restrooms not located within the premises of any tenant, elevators, stairways and access ways, drives and platforms and any passageways and service ways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises; and (ii) outside parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas and similar areas and facilities within the Project which are for the common use of the owners, tenants and occupants of buildings within the Project and their respective employees, customers and invitees.

(e) Landlord reserves the right from time to time without unreasonable interference with Tenant's use: (i) to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building;(ii) to make changes to the design of the Project including changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of buildings driveways, entrances, parking space, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscape areas and walkways; (iii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;
        (iv) to designate other land outside the boundaries of the Building or Project to be a part of the Common Areas; (v) to add additional buildings or improvements to the Common Areas; (vi) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building or Project, or any portion thereof; and (vii) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas, the Building or the Project as Landlord may, in the exercise of sound business judgement, deem to be appropriate.

3.      LEASE TERM.

        The term of this Lease shall be for the period designated in Subparagraph l(i) commencing on the Commencement Date, and ending on the Expiration Date as set forth in said Subparagraph l (i), unless the term hereby demised shall be sooner terminated as herein provided ("Term"). Notwithstanding the foregoing, if the Commencement Date falls on any other day other than the first day of a calendar month then the Term of this Lease shall be measured from the first day of the month following the month in which the Commencement Date occurs.

4.      POSSESSION.

(a) Delivery of Possession. Except as provided in paragraph 39 of the first Addendum, Landlord agrees to deliver possession of Premises to Tenant is an "as is" condition in accordance with the terms of this Lease and attached hereto as Exhibit C. Notwithstanding the foregoing, Landlord shall not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) The first monthly installment of Annual Basic Rent; (ii) executed copies of policies of insurance or certificates thereof as required under Paragraph 18 of this Lease; and (iii) copies of all governmental permits and authorizations required in connection with Tenant's operation of its business upon the Premises. Should Tenant desire to enter the Premises early for purposes of installing trade fixtures and equipment and to commence construction of any improvements within the Premises which are to be constructed at Tenant's sole cost and expense, Tenant shall provide Landlord with no less than seven (7) days prior notice of such intended early entry and shall execute and deliver to Landlord concurrently with such notice the Early Entry Rider attached hereto as Exhibit J.

(b) Late Delivery. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Estimated Commencement Date specified in Subparagraph l(i), this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the Expiration Date of the Term be in any way extended, unless such late delivery shall be due solely to the gross negligence or willful misconduct of Landlord, in which event, as Tenant's sole remedy, the Commencement Date and the Expiration Date of the Term shall be extended one (1) day for each day Landlord delays in delivering possession of the Premises to Tenant due solely to Landlord's gross negligence or willful misconduct.

(c) Condition of Premises. Except as provided in Paragraph 39 of the First Addendum, Tenant agrees to lease said Premises in an "as is" condition. Landlord grants no warranties to Tenant whatsoever as to the condition of said Premises. Tenant shall be responsible and pay for all repairs, improvements or remodeling, including any repair work or replacement required by wear and tear, obsolescence, building code, or other regulations affecting the use and occupancy of the Premises. Furthermore, any required and/or desired repairs, improvements and maintenance within the interior of the Premises shall be at the sole cost of Tenant and subject to the prior approval of Landlord. By taking possession of the Premises, Tenant will be deemed to have accepted the Premises and the Building in their condition on the date of delivery of possession. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Project or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business. Without limiting the foregoing, if the Building is newly constructed or recently renovated, Tenant's execution of the Notice attached hereto as Exhibit D shall constitute a specific knowledge and acceptance of the various start-up inconveniences that may be associated with the use of the Project and the Common Areas such as certain construction obstacles including scaffolding, uneven air conditioning services and other typical conditions incident to recently constructed or renovated buildings.

5.      RENT.

(a) Basic Rent. Tenant agrees to pay Landlord as Annual Basic Rent for the Premises, in equal monthly installments as designated in Subparagraph 1.1(2) each in advance on the first day of each and every calendar month during the Term, except that the first month's rent shall be paid upon the execution of this Lease. If the Term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the rent for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such rent shall be paid at the commencement of such period. In addition to the Annual Basic Rent, Tenant agrees to pay additional rent as provided in Paragraph 6 and the amount of all rental adjustments as and when hereinafter provided in this Lease. The Annual Basic Rent, any additional rent payable pursuant to the provisions of this Lease, and any rental adjustments shall be paid to Landlord, without any prior demand therefore, and without any deduction or offset, whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Subparagraph l(c) or to such other person or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance, repairs and parking, if any, shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced. Annual Basic Rent shall be adjusted as provided in Subparagraph l(l).

(b) Late Payment. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received within ten (10) days of the first of each month, Tenant shall pay to Landlord an additional sum equal to 10% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the then maximum lawful rate permitted to be charged by Landlord. Any payments of any kind returned for insufficient funds will be subject to an additional charge of $25.00 for years 1-5, $60 for years 6-10, and thereafter

(c) Cost of living Rent Adjustment. If Subparagraph 1 (1) 1 is initialed, Annual Basic Rent, including all prior adjustments, shall be increased (but never decreased) annually effective each anniversary of the Commencement Date of this Lease or each anniversary of the first day of the month immediately following the month in which the Commencement Date occurs if the Commencement Date occurs other than on the first day of the month ("Adjustment Date"), in accordance with the percentage increase, if any, in the Index described in Subparagraph l(l) 1 as published by the United States Department of Labor, Bureau of Labor Statistics ( "Bureau"). The Index most recently published prior to the Adjustment Date shall be compared with the Index for the same month of the preceding year and the Annual Basic Rent shall be increased in accordance with the percentage increase, if any, between such Indices. Should the Bureau discontinue the publication of the Index, or publish the same less frequently, or alter the same in some other manner, Landlord, in its discretion, shall adopt a substitute index or procedure which reasonably reflects and monitors consumer prices.

(d) Step Increase. If Subparagraph l(l) 2 is initialed, Annual Basic Rent shall be increased periodically to the amounts and at the times set forth in Subparagraph l(l) 2.

6.      ADDITIONAL RENT.

In addition to Annual Basic Rent, Tenant shall pay to Landlord additional rent in accordance with the terms of this Paragraph 6. The purpose of this Paragraph 6 is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, management, ownership, repair or replacement, and insurance of the Project which are in excess of all such Expenses incurred during the Base Year. Accordingly, during each year of the Lease Term, commencing 1997, Tenant shall pay to Landlord on a monthly basis additional rent in accordance with that portion of Tenant's share of Expenses related to the Project which is in excess of Tenant's share of Expenses related to the Project established for the Base Year shown in Subparagraph 1(m) prorated on a monthly basis.

(a) Expenses Defined. The term "Expenses" shall mean all direct costs and expenses of the ownership, operation, management, maintenance, repair or replacement, and insurance of the Project, as determined by standard accounting practices, calculated assuming the Project is fully occupied, including, without limitation, the following costs:

        1. All supplies, materials, labor, equipment and, utilities used in or related to the operation and maintenance of the Project;

        2. Except to the extent such costs are for the sole benefit of another Tenant (i.e. Eviction, special services required by another Tenant), all maintenance, management, janitorial, legal, accounting, insurance and service agreement costs related to the Project, including project management office rental costs and a management administration fee in an amount equal to ten percent (10%) of the Expenses;

        3. All reasonable and necessary maintenance, replacement and repair costs relating to the areas within or around the Project including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing and replacing roof, walls, etc. These costs may be included either based on actual expenditures or the use of an accounting reserve based on past cost experience for the Project or based on Landlord's projected cost of replacement.

        4. Amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project or which are required to keep the Project in good condition and repair provided such costs shall be amortized on a straight line basis together with interest on the unamortized balance of such costs at the prime rate over a period equal to the lesser of (i) the useful life of the capital improvements or
               (ii) ten years. The annual amortized amount shall be included in the Project operating expenses.

        5. Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed with respect to any calendar year or part thereof included within the term upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state, federal or any improvement or other district, whether such tax is: (1) determined by the area of the Project or the rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project; (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project; (5) based on any parking spaces or parking facilities provided in the Project; or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants.

(b) Annual Estimate of Expenses. At the commencement of each calendar year, Landlord shall estimate Tenant's share of Expenses for the coming year based on the Premises Percent of the Project set forth in Subparagraph 1(h). Within ninety (90) days following the expiration of the Base Year, Landlord shall endeavor to provide tenant with a written statement setting forth the actual Expenses for the Project for the Base Year and Tenant's share thereof based on the Premises Percent of Project set forth in Subparagraph 1(h).

(c) Monthly Payment of Expenses. If Tenant's portion of said estimate of Expenses for the forthcoming calendar year is greater than Tenant's portion of the Expenses established for the Base Year shown in Subparagraph 1(m), Tenant shall pay to Landlord, as additional rent, such estimated excess in monthly installments of one-twelfth (1/12) of such total excess amount beginning on January 1 of the forthcoming calendar year, and one-twelfth (1/12) of such total excess amount on the first day of each succeeding calendar month. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's share of Expenses. If the additional rent paid by Tenant under this Subparagraph 6 (c) during the preceding calendar year was less than the actual amount of Tenant's share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within 30 days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the Term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have ninety
        (90) days from receipt of such notice to contest the amount due; failure to so notify Landlord shall represent final determination of Tenant's share of Expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to all present rent due under this Lease.

7       PREPAID RENT.

Upon execution of this Lease, Tenant shall pay to Landlord the
Prepaid Rent set forth in Subparagraph 1 (n),   and if Tenant is not
in default of any provisions of this Lease, such Prepaid Rent shall be applied toward the rent due for the last month of the Term. Landlord's obligations with respect to the Prepaid Rent are those of a debtor and not of a trustee, and Landlord can commingle the Prepaid Rent. Landlord shall not be required to pay Tenant interest on the Prepaid Rent. Landlord shall be entitled to immediately endorse and cash Tenant's Prepaid Rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this lease, Landlord shall return said Prepaid Rent. If Landlord sells the Premises and deposits with the Purchaser the Prepaid Rent, Landlord shall be discharged from any further liability with respect to the Prepaid Rent.

8.      SECURITY DEPOSIT

Upon execution of this Lease, Tenant shall deposit the Security Deposit set forth in Subparagraph l(o) with Landlord, in part as security for the performance by Tenant of the provisions of this Lease and in part as a cleaning fee. If Tenant is in default, regardless if such default is monetary or non-monetary, Landlord can use the Security Deposit or any portion of it to cure the default or to compensate Land lord for any damages sustained by Landlord resulting from Tenant's default. Upon demand Tenant shall immediately pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord to maintain the Security Deposit initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire Security Deposit to Tenant, except for 10% of first month's rent or $125.00 whichever is greater, which Landlord shall retain as a non-refundable cleaning fee. Landlord's obligations with respect to the Security Deposit are those of a debtor and not of a trustee, and Landlord can commingle the Security Deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the Security Deposit. Landlord shall be entitled to immediately endorse and cash Tenant's Security Deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not
accept this Lease, Landlord shall return said Security Deposit.   If
Landlord sells the Premises and deposits with the Purchaser the then amount of the Security Deposit, Landlord shall be discharged from any further liability with respect to the Security Deposit.

9.      USE OF PREMISES AND PROJECT FACILITIES.

(a) Tenant's Use of the Premises. Tenant shall use the Premises for the use or uses set forth in Subparagraph l(d) above, and Paragraph 38 of the first Addendum and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may not unreasonably withhold. Except as agreed in Paragraph 42 of the first Addendum, nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project.

        Compliance. At Tenant's sole cost and expense, Tenant shall procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises. Tenant shall maintain the Premises in compliance with all laws, statutes, zoning restrictions, ordinances or governmental laws, rules, regulations or requirements of any duly constituted public authority having jurisdiction over the Premises now or hereafter in force, the requirements of the Board of Fire Underwriters or any other similar body now or hereafter constituted, or of the Certificate of occupancy issued for the Building. Tenant shall not use or occupy the Premises in violation of any of the foregoing. Tenant shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any authority having jurisdiction over the Premises, governmental or otherwise, to be a violation of law or of said Certificate of Occupancy. Tenant shall comply with all rules, orders, regulations and requirements of any insurance authority having jurisdiction over the Project or any present or future insurer relating to the Premises or the Project. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for any existing insurance policy or endorsement required by reason of Tenant's failure to comply
        with the provisions of this Paragraph  9.   Tenant shall not do
        or permit anything to be done in or about the premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with all restrictive covenants and obligations created by private contracts which affect the use and operation of the Premises, the Common Areas or the Project including, without limitation, the Rules and Regulations referred to in Paragraph 34 and attached hereto as Exhibit F. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance. Further, Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by the Tenant as to eliminate or minimize such vibration or noise. Tenant shall be responsible for all structural engineering required to determine structural load, as well as the expense thereof.

(c) Hazardous Materials. Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released into the environment or disposed of it, on, under or about the Premises, the Building, the Common Areas or any other portion of the Project by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord, which consent Landlord may withhold at its sole and absolute discretion. Landlord, in its sole and absolute discretion, may consent to Tenant's generation, storage or use of Hazardous Materials on or in the Premises provided Tenant demonstrates to Landlord, in its sole and absolute judgment, that such Hazardous Materials (in incidental quantities) are necessary to or required as part of Tenant's business and will be generated, used, kept, stored and/or disposed of in a manner that complies with all laws regulating any such Hazardous Materials and with good business practices, and provided that Tenant first obtains the written consent of Landlord, and provided further that Tenant indemnifies Landlord from any and all liability with respect to such Hazardous Materials as more particularly described below. Upon the expiration or sooner termination of this Lease, Tenant covenants to remove from the Premises, the Building and/or the Project, at its sole coast and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials, which are brought upon, stored, used, generated or released into the environment by Tenant, its agents, employees, contractors or invitees. To the fullest extent permitted by law, Tenant hereby indemnifies Landlord and agrees to hold Landlord, the Premises, the Building and the Project free and harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in the value of the Premises, the Building, the Common Areas or any other portion of the Project, damages for the loss or restriction of use of rentable or usable space or of any amenity of the Premises, the Building, the Common Areas or any other portion of the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term directly or indirectly from the presence of Hazardous Materials on, in or about the Premises, the Building or any other portion of the Project, which is caused or permitted by Tenant, its agents, employees, contractors or invitees. This indemnification by Tenant of Landlord includes, without limitation, any and all costs incurred in connection with any investigation of site conditions or any clean up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of such Hazardous Materials in, on or about the Premises, the Building, the Common Areas or the soil or ground water on or under the Project or any portion thereof. Tenant shall promptly notify Landlord of any release of Hazardous Materials in, on or about the Premises or any other portion of the Project which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes including (A) those materials identified in Sections 66680 through 66685 and Sections 66693 through 66740 of Title 22 of the California Administrative Code, Division 4, Chapter 30 as amended from time to time, (B) those materials defined in Section 2550 (j) of the California Health and Safety Code, (C) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the State of California or any agency of the United States Government, (D) asbestos, (E) petroleum and petroleum based products, (F) urea formaldehyde foam insulation, (G) polychlorinated biphenyls ("PCBs"), and (H) Freon and other chlorofluorocarbons.

(d)     Survival.    The provisions of this Paragraph 9 shall survive
        any termination of this Lease.

10.     SURRENDER OF PREMISES; HOLDING OVER.

Upon expiration of the Term of this Lease, Tenant shall surrender to Landlord the Premises and all Tenant Improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Paragraph 16 herein. Tenant shall remove all personal property installed by Tenant including, without limitation, decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the Term. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the Term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storage, removal or disposal of Tenant's personal property.

If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the Term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to Term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 150% of Monthly Basic Rent, subject to increases as provided in Subparagraph 5(c), if applicable, for the last full calendar month during the regular Term plus 100% of said last month's estimate of Tenant's share of Expenses pursuant to Paragraph 6, subject to increase as provided therein. If Tenant fails to surrender the Premises after expiration or termination of the Term, Tenant shall indemnify, defend and hold harmless from all loss or liability, including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding Tenant founded on or resulting from Tenant's failure to surrender and losses to Landlord due to lost opportunities to lease any portion of the Premises to succeeding tenants, together with, in each case, actual attorney's fees and costs.

11.     SIGNAGE.

Landlord shall designate the location at or adjacent to the Premises and within the Building lobby, if any, for one or more Tenant identification sign(s). Tenant shall install and maintain its identification sign(s) in such designated locations in accordance with this Paragraph 11. The size, design, color and other physical aspects of permitted sign(s) shall be subject to: (i) Landlord's written approval prior to installation, which approval shall not be unreasonably withheld, (ii) any covenants, conditions or restrictions encumbering the Premises, and (iii) any applicable municipal or governmental permits and approvals. The cost of the sign(s), including the installation, maintenance and removal thereof shall be at Tenant's sole cost and expense. If Tenant fails to install or maintain its sign(s), or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal including, without limitation, repainting the Building (if required by Landlord, in Landlord's sole but reasonable judgement), Landlord may do so at Tenant's expense. Tenant shall reimburse Landlord for all costs incurred by Landlord to effect such installation, maintenance or removal, which amount shall be deemed additional rent, and shall include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorney's fees with interest thereon at the maximum interest rate permitted by law from the date of Landlord's demand until payment. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. See Paragraph 41 of the first Addendum.

12.     PERSONAL PROPERTY TAXES.

Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

13.     PARKING.

(a) Unless Tenant is in default hereunder, Tenant shall be entitled to the number and type of parking spaces indicated in Paragraph 40 of the first Addendum subject to a monthly parking fee for such spaces with Landlord reserving the right to set and increase monthly rates for such spaces from time to time during the Term of this Lease. Tenant shall not use more parking spaces then said number. If at any time during the Term hereof Tenant does not choose to pay for the full number of parking spaces, at Landlord's option, Tenant shall not thereafter have the right to recommence the use of the spaces not paid for if Landlord has made commitments for those spaces in the interim. Such spaces shall be located in those portions of the Common Areas designated by Landlord for parking. Landlord may assign any unreserved and unassigned parking spaces and/or make all or a portion of such spaces reserved, if it determines in its sole discretion that it is necessary for orderly and efficient parking. In the event Landlord has not assigned specific spaces to Tenant, Tenant shall not use any spaces which have been so specifically assigned by Landlord to other tenants or for such other uses as visitor parking or which have been designated by governmental entities with competent jurisdiction as being restricted to certain uses. Parking within the Common Area shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, accessways and/or in any area which would prohibit or impede the free flow of traffic within the Common Area.

(b) The use by Tenant, and its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions set forth herein, as well as in Exhibit I attached hereto and by this nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of the established parking rules and procedures. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. There shall be no overnight parking of any vehicles of any kind within the Project. If Tenant permits or allows any of the prohibited activities described herein or in Exhibit I, then Landlord shall have the right, without notice, in addition to other such rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

(c) Landlord reserves the right at any time to substitute for the parking spaces allotted to Tenant pursuant to this Lease, if any, an equivalent number of parking spaces in a parking structure or subterranean parking facility or in a surface parking area within a reasonable distance of the Premises.

14.     UTILITIES.

Provided Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services attached hereto as Exhibit H and incorporated herein by this reference, subject to the conditions and in accordance with the standards set forth therein. Landlord's failure to furnish any of such utilities and services when such failure is caused by (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbances or labor disputes of any such character; (iii) governmental regulation, moratorium or other governmental action;
(iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of rent, no eviction of Tenant shall result, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of any such failure. In the event of any stoppage or interruption of services or utilities, Landlord shall diligently attempt to resume such services or utilities promptly. If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, Landlord may, at its option, require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage. in addition, Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant thereafter shall pay all charges of the utility providing services. See paragraph 49 of the first Addendum.

15.     MAINTENANCE.

By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall, when and if needed or whenever requested by Landlord to do so, at Tenant's sole cost and expense, make all repairs to the interior of the Premises including the ATM, drive thru, and the area of the building immediately surrounding the ATM and drive-thru and every part thereof, including all windows and doors, to keep, maintain and preserve the Premises in first class condition and repair. Tenant shall, upon the expiration or sooner termination of the Term hereof, surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

Anything contained in this Paragraph 15 to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord; provided, however, the cost of all such maintenance shall be considered "Expenses" for the purposes of Subparagraph 6(a), unless such maintenance and repairs are caused in whole or in part by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees in which case Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 19 hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or any similar law, statute or ordinance now or hereafter in effect.

16.     ALTERATIONS.

Tenant shall not make any alterations to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration of the Term, except that Landlord may, within 30 days before or 30 days after expiration of the Term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. If Landlord so elects, Tenant shall, at its own cost, restore the Premises to the condition designated by Landlord at its election, before the last day of the Term or within 30 days after notice of its election is given, whichever is later.

Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord, and in compliance with all applicable laws, statutes and regulations including ADA and Title
24. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

17.     RELEASE AND INDEMNITY.

Except to the extent such claim for damages or liability is caused by the gross negligence of the Landlord or its agents or employees, as material consideration to Landlord, Tenant agrees that Landlord and its agents and employees shall not be liable to Tenant, its agents, employees, invitees, licensees and other persons claiming under Tenant for: (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, (iii) consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein; or (iv) any injury or damage to person or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from pipes, appliances or plumbing work therein or from the roof, street, sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defects in the Premises or the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project, and of defects therein or in the fixtures or equipment located therein.

Except to the extent such claim for damage or liability is caused by the gross negligence of Landlord or its agents or employees, to the fullest extent permitted by law, Tenant agrees to indemnify, defend (with counsel satisfactory to Landlord) and hold harmless Landlord, its agents, successors in interest with respect to the Building and their directors, officers, partners, employees, shareholders, agents and representatives and the directors, officers, partners, employees, shareholders, agents and representatives of the partners of Landlord from (i) all claims, actions, liabilities, and proceedings arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant, its agents, contractors, employees or invitees, in or about the Premises, the Building, or the Project and any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant, or of its agents, contractors, employees or invitees, and (ii) any and all costs, attorneys' fees, expenses and liabilities incurred with respect to any such claims, actions, liabilities, or proceedings, and in the event any actions or proceedings shall be brought against Landlord by reason of any such claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease. Where such failure has persisted for an unreasonable period of time after Landlord receives written notice of such, and Tenant hereby waives all its claims in respect thereof against Landlord. As used herein, the term "liabilities" shall include all suits, actions, claims and demands and all expenses (including attorneys' fees and costs of defense) incurred in or about any such liability and any action or proceeding brought thereon. If any claim shall be made or any action or proceeding brought against Landlord on the basis of any liability described in this Paragraph, Tenant shall, upon notice from Landlord defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. It is understood that payment shall not be a condition precedent to recovery upon the foregoing indemnity.

18.     INSURANCE.

Tenant, at its cost, shall pay for and keep in full force and effect:

(a) COMPREHENSIVE GENERAL LIABILITY OR COMMERCIAL GENERAL LIABILITY insurance with respect to the Premises and the operations on or on behalf of Tenant, in, on or about the Premises, including, but not limited to, personal injury, product liability (if applicable), blanket contractual, owner's protective, broad form property damage liability, liquor liability (if applicable) and owned and non-owned automobile liability in an amount not less than $1,000,000 per occurrence. The insurance policy or policies shall contain the following provisions (1) severability of interest, (2) cross liability, (3) an endorsement naming Landlord, Landlord's Mortgagees and any other parties in interest designated by Landlord as additional insureds, (4) an endorsement stating "such insurance as is afforded by this policy for the benefit of the Landlord and any other additional insured shall be primary as respects any liability or claims arising out of the occupancy of the Premises by the Tenant, or Tenant's operations and any insurance carried by Landlord, or any other additional insured shall be non-contributory," (5) with respect to improvements or alterations permitted under this Lease, contingent liability and builder's risk insurance, (6) an endorsement allocating to the Premises the full amount of liability limits required by this Lease, and (7) coverage must be on an "occurrence basis", "Claims-Made" forms are not acceptable.

(b) WORKERS COMPENSATION COVERAGE as required by law, together with Employers Liability coverage with a limit of not less than $1,000,000.

(c) TENANT'S PROPERTY INSURANCE: Tenant shall at all times during the Term hereof and at its cost and expense, maintain in effect policies of insurance covering (1) all Tenant Improvements on the Premises installed by Tenant, (2) all personal property of Tenant located in or at the Premises including, but not limited to, fixtures, furnishing, equipment and furniture, in an amount not less than their full replacement value, and (3) loss of income or business interruption insurance. These policies shall provide protection against any peril included within the classification "All Risk" including, but not limited to, insurance against sprinkler leakage, vandalism and malicious mischief. The proceeds of such insurance shall be used to repair or replace the tenant improvements and personal property so insured. Tenant shall, at its cost, maintain rental abatement insurance assuring that the rental payable hereunder will be paid to Landlord for a period of not less than twelve
        (12) months if rent is to abate under any provision of this Lease or applicable law. Such coverage shall include a sixty-day extended period of indemnity endorsement.

All policies of insurance required hereunder shall include a clause or endorsement denying the insurer of any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable without unreasonable cost. Landlord and Tenant each hereby waive any rights of recovery against the other for injury or loss to such waiving party or to its property or the property of others under its control, arising from any cause insured against under any policy of insurance required to be carried by such waiving party under this Lease. The foregoing waiver shall be effective whether or not the waiving party shall actually obtain and maintain the insurance which such waiving party is obligated to obtain and maintain under this Lease.

All insurance required to be provided by Tenant under this Lease:
(a) shall be issued by insurance companies authorized to do business in the state in which the Premises are located and holding a General Policyholders rating of "A" and a Financial Rating of "X" or better, as set forth in the most recent edition of Best's Insurance Reports;
(b) shall contain an endorsement requiring at least 30 days prior written notice to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within 30 days of execution of this Lease and within fifteen (15) days of expiration of each policy. Tenant's failure to provide evidence of such coverage to Landlord may, in Landlord's sole discretion, constitute a default under this Lease.

Landlord shall insure the Building (excluding all property which tenants of the Building are obligated to insure) against damage with "All Risk" insurance and public liability insurance, all in such amounts and with such deductibles as Landlord considers appropriate. The cost of any insurance required to be maintained by Landlord hereunder shall be included as part of "Expenses" under Subparagraph 6(a). Notwithstanding any contribution by Tenant to the cost of insurance premiums as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

19.     DESTRUCTION.

If during the Term of this Lease, any portion of the Premises, access to the Premises or any part of the Building which is essential to the use of the Premises is damaged or destroyed and such damage or destruction can, in Landlord's reasonable estimation, be repaired within 180 days following such damage or destruction, this Lease shall remain in full force and effect and Landlord shall promptly commence to repair and restore the damage or destruction to substantially the same condition as existed prior to such damage and shall complete such repair and restoration with due diligence in compliance with all then existing laws. If (1) such damage or destruction cannot, in Landlord's reasonable estimation, be repaired within 180 days following such damage or destruction; or (2) more than forty percent (40%) of the Building is damaged or destroyed (regardless of its impact on the Premises); or (3) any mortgagee of the Building will not allow the application of insurance proceeds for repair and restoration; or (4) the damage or destruction is not covered in full by Landlord's insurance required by Paragraph 18, or
(5) the damage or destruction occurs within the last twelve (12) months of the Term of this Lease or any extension hereof, then Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of the date Landlord learns of the damage.

In the event of repair, reconstruction and restoration by Landlord as herein provided, the rent payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided that there shall be no abatement of rent if such damage is the result of Tenant's negligence or intentional wrongdoing. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises, damage to Tenant's Personal Property and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only to those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of the Tenant. Tenant agrees to coordinate the restoration and repair of those items it is required to restore or repair with Landlord's repair and restoration work in coordination with a work schedule prepared by Landlord, or Landlord's contractor. Further, Tenant's work shall be performed in accordance with the terms, standards and conditions contained in Paragraph 16 above.

The provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4, and any other similarly enacted statute or court decision relating to the abatement or termination of a lease upon destruction of the leased premises, are hereby waived by Tenant; and the provisions of this Paragraph 19 shall govern in case of such destruction.

20.     CONDEMNATION.

(a) Definitions. The following definitions shall apply: (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has the right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having a power of condemnation.

(b) Obligations to be Governed by Lease. If during the Term of this Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the parties shall be determined pursuant to this Lease.

(c) Total or Partial Taking. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within 30 days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than 30 days nor later than 90 days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of rentable square feet in the portion of the Premises taken bears to the total number of rentable square feet in the Premises immediately before the date of taking. In the case where a portion of the Premises is taken and the Lease remains in full force and effect, Landlord shall, at its own cost and expense, make all alterations or repairs to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of work done by Landlord in originally constructing the Premises. If any portion of the Building other than the Premises is taken and in Landlord's reasonable opinion the Building should be restored in a manner that materially alters the Premises, or if severance damages from the condemning authority are not available to Landlord in sufficient amounts to permit such restoration, Landlord may terminate this Lease upon written notice to Tenant. Monthly Basic Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which there is substantial interference with Tenant's use of Premises, as reasonably determined by Landlord and Landlord's architect. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure and any present or future law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or Premises.

        If the Premises are totally or partially taken by condemnation, Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of the award without any deduction for any estate or interest of Tenant.

21.      ASSIGNMENT OR SUBLEASE.

Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's written consent which Landlord shall not unreasonably withhold. Landlord shall be deemed reasonable in withholding its consent if it determines in its sole discretion that: (i) the financial net worth of the proposed assignee or sublessee is not equal to or greater than Tenant's financial net worth as of the date of this Lease as increased by the increase in the Consumer Price Index, if any, between the date of this Lease and the date of the assignment or sublease; (ii) the intended use of the Premises by the proposed assignee or sublessee is inconsistent, incompatible or competes with other uses in the Project; @iii) the intended use of the Premises by the proposed assignee or sublessee will require more than insignificant alteration of the Premises; (iv) the intended use of the Premises by the proposed assignee or sublessee will constitute a violation of this Lease or any governmental law, rule, ordinance or regulation governing the Premises or would involve the storage, use or keeping of Hazardous Materials in, on or about the Premises, the Common Areas or any other portion of the Project; or if (v) the proposed rent for the proposed assignee or sublessee is less than the Rent than in effect under the Lease; or (vi) the proposed assignee or sublessee is a tenant in the Project or has negotiated to be a tenant in the Project any time in the three (3) month just
preceding Tenant's request for Landlord's consent.   Any assignment,
encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant or any assignee or sublessee from any obligation under this Lease whether or not accrued.

If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at lease 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. The preceding two sentences of this paragraph shall not apply to corporations the stock of which is traded through a public exchange. If Landlord shall consent to any assignment or sublease of this Lease, three-quarters (3/4) of all sums and other consideration payable to or for the benefit of the Tenant from its assignees or subtenants in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, as and when such sums are due and payable. if Tenant requests Landlord to consent to a proposed assignment or subletting Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorneys' fees incurred in connection with such request, whichever is greater.

No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) if a writ of attachment or execution is levied on this Lease; or (c) if any proceeding or action to which the Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

22.        DEFAULT.

The occurrence of any of the following shall constitute a default by
Tenant: (a) A failure to pay rent or any other charge when due; (b) Abandonment of the Premises (failure to occupy and operate the Premises for ten consecutive days shall be deemed an abandonment);
(c) The making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors; the filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or a Guarantor, the same is dismissed within thirty (30) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, or of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, or of substantially all of Guarantor's assets, where possession is not restored to Tenant or such Guarantor, as the case may be, within thirty (30) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within (30) days; or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant except as provided in Paragraph 21 herein; (d) The failure of Tenant to timely comply with the provisions of Paragraph 26 or Paragraph 33 of this Lease regarding, respectively, Subordination and Estoppel Certificates; or (e) The failure of Tenant to perform any other provision of this Lease.

23.        LANDLORD'S REMEDIES.

Landlord shall have the remedies described in this Paragraph 23 if Tenant is in default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law. The remedies available to Landlord in the event Tenant is in default are: Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant: (1) The worth at the time of award of any unpaid rent which had been earned at the time of termination of Tenant's right to possession; (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after the date of termination of Tenant's right of possession until the time of award exceeds the amount of such rental loss that Tenant proves could have reasonably been avoided; (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (4) Any other amount, including court, attorney and collection costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth", as used for items (1) and (2) in this Paragraph 23 is to be computed by allowing interest at the lesser of 12% or the maximum rate an individual is permitted to charge by law. "The worth" as used for item (3) in this Paragraph 23 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination plus one percent (1%).

In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant or disposed of in a reasonable manner by Landlord. No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 23 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.


24.        DEFAULT BY LANDLORD.

Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event later than forty-five (45) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises, in writing specifying wherein Landlord has failed o perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than forty-five (45) days is required for performance, then Landlord shall not be in default if Landlord commences performance within such forty-five (45) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default; Tenant's remedies shall be limited to any other remedy available at law or in equity. Nothing herein contained shall be interpreted to mean that Tenant is excused from paying rent due hereunder as a result of any default by Landlord during the above notice period.

25.        ENTRY OF PREMISES AND PERFORMANCE BY TENANT.

Landlord and its authorized representatives shall have the right to enter the Premises only during regular business hours for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) To do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) To show the Premises to prospective brokers, agents, buyers, tenants or persons interested in an exchange, at any time during the Term; (d) To repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Project; or (e) To discharge Tenant's obligations hereunder when Tenant has failed to do so in accordance with the terms of this Lease. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry onto the Premises as provided in this Paragraph 25. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Paragraph 25. Landlord shall reasonably attempt to conduct his activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. Tenant shall not alter any lock or install a new or additional lock or bolt any door of the Premises without the prior consent of Landlord. Landlord shall not retain a key to the premises and shall obtain Tenant's prior consent for entry other than regular business hours except emergencies requiring access by Landlord or emergency personnel.
All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense without any abatement of rent. if Tenant shall fail to pay any sum of money, other than Monthly Basic Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord (or such other period as specifically provided herein), Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed in this Lease; provided, however, all sums so paid by Landlord and all necessary incidental costs together with interest thereon at the lesser of 12% or the maximum rate an individual is permitted to charge by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to all other rights or remedies of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.

26.       SUBORDINATION.

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and unless otherwise elected by Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, or the land upon which the Project is situated, or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Tenant acknowledges that Landlord shall have the right to subordinate or cause to be subordinated this Lease to any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or Deed of Trust.

27.        NOTICE.

Any notice, demand, request, consent, approval or communication desired by either party or required to be given, shall be in writing and served either personally or sent by prepaid certificate first class mail, return receipt requested, addressed as set forth in Subparagraph l(b) and l(c). Either party may change its address by notification of the other party. Notice shall be deemed to be communicated 48 hours from the time of mailing, or at the time of service as provided in this Paragraph 27.

28.       WAIVER.

No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including, without limitation, acceptance of the keys to the Premises, shall constitute acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

29.       LIMITATION OF LIABILITY.

In consideration of the benefits accruing hereunder, Tenant and all successors and assigns of Tenant covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (as may be applicable)

(a) The sole and exclusive remedy against Landlord shall be against Landlord's interest in the Building;

(b) No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

(c) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

(d) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

(e)       No judgment shall be taken against any partner of Landlord;

(f) Any judgment taken against any partner of Landlord may be vacated and set aside at any time after the fact;

(g) No writ of execution will ever be levied against the assets of any partner of Landlord;

(h) The obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, or the partners, directors, officers or shareholders of the partners of Landlord, and Tenant shall not seek recourse against any such partners or entities of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and

(i) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statue or at common law.

30.        FORCE MAJEURE.

Landlord shall have no liability whatsoever to Tenant on account of
(a) the inability or delay of Landlord in fulfilling any of Landlord's obligations under this Lease by reason of strike, other labor trouble, governmental controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or from any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control; or
(b) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Project with electricity or water, or for any reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for the performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.

31.       PROFESSIONAL FEES.

(a) If Landlord should engage any professional including, without limitation, attorneys, appraisers, accountants or environmental or other consultants for the purpose of bringing suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses including, without limitation, actual professional fees such as appraisers, accountants', attorneys and other consultants' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency fees charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease.

(b) Except as set forth in Paragraph 17, if Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit including, without limitation, its actual professional fees such as appraisers, accountants' and attorneys' fees.

32.       EXAMINATION OF LEASE.

Submission of this instrument for examination or signature by Tenant shall not create a binding agreement between Landlord and Tenant nor shall it constitute a reservation or option to lease on the part of Tenant and this instrument shall not be effective as a lease and shall not create any obligations on the part of Landlord or Tenant until this Lease has been validly executed by, and delivered to, both Landlord and Tenant.

33.       ESTOPPEL CERTIFICATE.

(a) Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement ("Estoppel Certificate"), in a form substantially similar to the form of Exhibit E attached hereto or in such other form as Landlord's lender or purchaser may require, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, stating the nature and date of such modifications), (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 33 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Project or any interest therein.

(b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults on Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Tenant's failure to deliver said statement to Landlord within ten (10) days of receipt shall constitute a default under this Lease and Landlord may, at Landlord's option, terminate this lease.

34.        RULES AND REGULATIONS.

Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit F, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.

35.        PROJECT PLANNING.

In the event Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with Project planning, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to another space in the Project of which the Premises forms a part, at Landlord's sole cost and expense, and the terms of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit A shall become part of this Lease and shall reflect the location of the new space and Paragraph 1 of this Lease shall be amended to include and state all correct data as to the new space. However, if the new space does not meet with Tenant's approval, Tenant shall have the right to cancel this lease upon giving Landlord thirty (30) days' prior written notice within ten (10) days of receipt of Landlord's notification. If Tenant cancels this Lease pursuant to this Paragraph 35, Tenant shall vacate the Building and the Premises within thirty (30) days of its delivery to Landlord of the notice of cancellation.

36.        LIENS.

Tenant shall, within ten (10) days after receiving notice of the filing of any mechanic's lien for material or work claimed to have been furnished to the Premises on Tenant's behalf or at Tenant's request, discharge the lien or post a bond equal to the amount of the disputed claim with a bonding company reasonably satisfactory to Landlord. if Tenant posts a bond, it shall contest the validity of the lien with all due diligence. Tenant shall indemnify, defend and hold Landlord harmless from any and all losses and costs incurred by Landlord as a result of any such liens attributable to Tenant. If Tenant does not discharge any lien or post a bond for such lien within such ten (10) day period, Landlord may discharge such lien at Tenant's expense and Tenant shall promptly reimburse Landlord for all costs incurred by Landlord in discharging such lien including, without limitation, attorney's fees and costs and interest on all sums expended at the maximum interest rate permitted by law. Tenant shall provide Landlord with not less than ten (10) days written notice of its intention to have work performed at or materials furnished to the Premises so that Landlord may post appropriate notices of non-responsibility.

37.       MISCELLANEOUS PROVISIONS

(a) Time of Essence. Time is of the essence of each provision of this Lease.

(b) Successors. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Paragraph 21 herein.

(c) Landlord's Consent. Any consent required by Landlord under this Lease must be granted in writing and may be withheld by Landlord in its sole and absolute discretion, unless otherwise expressly provided herein.



(d) Commissions. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for the broker identified in Subparagraph l(p). If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant shall be solely responsible for the payment of any fees due said person or firm and Tenant shall hold Landlord free and harmless and indemnify and defend Landlord from any liabilities, damages or claims with respect thereto, including attorney's fees and costs. Landlord shall be responsible for the payment of commissions to the broker identified in l(p).

(e) Landlord's Successors. In the event of a sale or conveyance by Landlord of the Building on the Project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

(f) Prior Agreement or Amendments. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

(g) Recording. Tenant shall not record this Lease nor a short form memorandum thereof without the consent of Landlord. Landlord may record a short form memorandum of this Lease and Tenant shall execute and acknowledge such form if requested to do so by Landlord.

(h) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect.

(i) No Partnership or Joint Venture. Nothing in this Lease shall be deemed to constitute Landlord and Tenant as partners or joint venturers. It is the express intent of the parties hereto that their relationship with regard to this Lease and the Premises be and remain that of lessor and lessee.

(j) Interpretation. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the s with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by parties from time to time. When required by the context of this Lease, the singular shall include the plural and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several as to all persons or entities comprising such party. The enforceability invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

(k) No Light, Air or View Easement. Any diminution or blocking of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

(1) Governing Law. This Lease shall be governed by and construed pursuant to the laws of the State of California.

(m) Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust, mortgagee, or ground lessor covering the Premises, and shall offer such beneficiary, mortgagee, or ground lessor, a reasonable opportunity to cure the default, including time to obtain possession of Premises by power of sale or a judicial foreclosure, or in the event of a ground lessor, by appropriate judicial action, if such should prove necessary to effect a cure.

This Office Lease is subject to a First Addendum.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

TENANT:                                              LANDLORD:

TRUCKEE RIVER BANK, a                                REALTY ADVISORS, INC.
California Corporation

By:/s/ Martin Sorensen                               By: /s/

Title: President/CEO                                 Title:

Date:  6/28/95                                       Date:   6/29/95

                                             ADDENDUM TO LEASE


Addendum to that Lease dated June 15, 1995, by and between Realty Advisors, Inc., a Delaware Corporation, as "Landlord" and Truckee River Bank, a California Corporation, as "Tenant" for the premises located at 1651 Response Road, Sacramento, California. In the case of any inconsistencies between this Addendum and the basic lease, this Addendum shall prevail.

38.       USE

Landlord acknowledges and agrees to the acceptability of Tenant's use of the premises as a retail banking facility and third party investment services with typical banking floor operations as well as general and administrative office uses, loan services, bankcard services, and mortgage loans.

39.       TENANT IMPROVEMENT ALLOWANCE - ADA Compliance, No Liens

Landlord will provide Tenant a credit for tenant improvements of $120,000. Tenant may draw upon this credit by submitting to Landlord invoices and conditional lien releases from valid licensed contractors which have been approved by Tenant in writing for the tenant improvement work which has been completed. Within thirty
(30) days of receipt, Landlord shall remit to Tenant the amount requested on the invoices. Any unused portion of the allowance shall be maintained by Landlord as a credit until the entire amount of the credit has been utilized. This allowance is given in lieu of any work to be performed by Landlord as the Tenant is taking the Premises in its "as is" condition. Tenant may select its own licensed contractor, subject to the Landlord's reasonable approval, to complete these improvements. All work shall be done in a workman like manner in accordance to building code, including Title 24 and ADA, and any permits or fees shall be the responsibility of Tenant. Tenant shall accept the Premises in an "as is" condition except that Landlord shall warrant that the HVAC, common area electrical and plumbing shall be in working order.

40.       PARKING

As indicated in Exhibit B, Landlord shall provide six parking spaces for the exclusive use of Truckee River Bank for visitor parking. Tenant has the sole responsibility to regulate use of its visitor parking spaces, but no vehicles shall be towed from such spaces without prior notice to Landlord. Additionally, Tenant shall have 12 secured underground parking stalls. The rent for the secured underground parking stalls shall be $45.00 per stall per month in the first year of this Lease. Tenant is entitled to a total of 54 total parking spaces comprised of 12 secured, 6 visitor and 36 unreserved. There will be an additional $10.00, one time charge for the security entry cards for each secured stall. Replacement cards shall cost $10.00 each.

41.       SIGNAGE

Subject to all necessary government approvals, Tenant shall have the right to install and maintain one sign on the building's upper most exterior surface, with the location of the sign to be selected by Tenant prior to July 31, 1995. The sign shall consist of the Tenant's name with the size, placement, color and style of lettering to be approved in advance by both parties. The size of the sign shall not be larger than 1/2 of the total amount of square footage allocated for the building Signage. Tenant shall also be entitled to utilize the existing monument sign with the location, lettering and size of this sign shall also be approved by both parties. After the second building sign is approved by the City of Sacramento, Landlord grants its approval to Tenant to submit an application for a variance to install a sign on the facia directly over the covered drive-thru area. If however, the City of Sacramento grants approval of this sign subject to the elimination of any other building identification, the Landlord shall not allow this sign to be placed on the building. Tenant shall obtain at its own cost any necessary governmental approvals or special permits for these signs; however, Landlord shall cooperate with Tenant's efforts in that regard. All costs of obtaining approval, installation and maintenance of the signs including electricity shall be paid by Tenant. If a sign is removed, Tenant is responsible for having the building surface restored to its original condition, ordinary wear and tear excepted. If a sign falls into disrepair, Tenant shall have thirty (30) days to effect repairs following Landlord's notice to Tenant to do so. If repairs are not completed within such period, Landlord has a right to have repairs made and charge Tenant for the same. Subject to Landlord's approval, Tenant shall be allowed a temporary sign until such time a permanent sign is installed for a period not to exceed six months.

42.       RESTRICTION ON OTHER BANKS AND SIGNS

So long as this lease remains in effect and Tenant is not in default hereunder, Landlord agrees that it will not lease any other space in the building for use as a retail bank doing full service banking business with the public. This restriction shall not apply to any bank not offering full service banking to the public at this location. Additionally, Landlord agrees it shall not allow any other bank tenant in the Project exterior building signage.

43.       CONDITIONS TO THE LEASE

Landlord acknowledges that Tenant cannot occupy and operate the Premises for banking, purposes without the prior approval of the Federal Deposit Insurance Corporation. Tenant, at its own cost has applied for and is diligently pursuing the necessary approvals. If Tenant is unable, prior to June 27, 1995, to obtain regulatory approvals, Tenant or Landlord may terminate this lease upon written notice to Tenant or Landlord to be received before 5:00 p.m., Tuesday, June 27, 1995. If Tenant has not given written notice to Owner's agent on or before such time, the condition stated herein is deemed to have been waived. If Landlord or Tenant does give notice of termination by the above referenced date, all further rights and liabilities of both parties hereunder shall terminate as of the date of the notice. This lease is also contingent upon Buyer closing escrow to purchase the building, which is anticipated to be June 25, 1995.

44.       OPTION TO EXTEND

In the event that Tenant has performed under the terms of this lease, and provided Tenant has not been in any material default under the terms of this Lease within the 24 months preceding Tenant's exercise of this option, the Tenant shall have and are hereby granted the right and option to renew the term of this Lease for two additional periods of five (5) years each. If Tenant is in default with respect to any covenant, condition or term of this Lease on the date of giving the option notice, the option notice shall be totally ineffective, or if Tenant is in material default with respect to any covenant, condition or term of this Lease on the date the extended term is to commence, the extended term shall not commence and this Lease shall expire at the end of the initial term.


In order to exercise the five (5) year options, Tenant shall give Landlord written notice of its intention to exercise said option between eight (8) months and twelve (12) full calendar months prior to the expiration date of said Lease or expiration of said first option period as the case may be. All lease terms and conditions shall be subject to renegotiation for the renewed period and the rental shall be in the amount satisfactory to Landlord and in an amount equal to prevailing market rentals at said time. Within fifteen (I 5) days of Tenant's notification, Landlord shall provide Tenant the terms and conditions for the option period. Unless a fully executed lease or extension thereof including the rental rate is settled and finalized within sixty (60) days from the date written notice of intention to exercise is received by the Landlord, the Lease option shall terminate and become void and the Lease and all rights thereunder on the part of the Tenant shall expire at the initial term of the Lease or the first extended term of the Lease as the case may be. If Landlord has not delivered to Tenant the terms and conditions within the fifteen (I 5) day period, the aforementioned sixty (60) day period shall be extended by the equal number of days after the fifteen (15) days Landlord delivered the terms and conditions to Tenant.

45.       TENANT IDENTIFICATION

Landlord acknowledges that the Tenant may be considering a possible name change. So long as this name change does not adversely effect Tenant's balance sheet, Landlord shall grant approval. All costs involved in this possible name change shall be borne by Tenant. The foregoing shall apply if Tenant is purchased by another bank.


46.       ATM AND DRIVE-THRU

Subject to appropriate governmental approvals, Landlord consents to the installation and exclusive operation of a automatic teller machine and a night depository at the exterior of the building, in the location previously utilized by Sacramento Savings & Loan. Tenant shall also have exclusive use of the existing drive-thru facility for banking purposes. Tenant shall be responsible for all costs of maintenance, repair, improvements or alterations to the ATM, drive-thru facility and its related areas.

47.       DUAL AGENCY

Landlord and Tenant acknowledge that Bruce Hohenhaus of Colliers Iliff Thorn represents Tenant and Doug Barnett of Colliers Iliff Thorn represents Landlord. Although the individuals representing Landlord and Tenant are currently considered independent contractors and each are representing the needs of their respective client, California Real Estate Law currently recognizes Colliers Iliff Thorn as representing both parties in this transaction, commonly known as Dual Agency. With the execution this lease contract, Landlord and Tenant acknowledge and accept this Dual Agency.

48.       CONFIDENTIALITY

Except as required by law, no party hereto shall disclose to third parties any of the terms of the lease referenced above or of the lease in any form fully executed, or of related agreements which may eventually be consummated, unless such disclosure shall be specifically consented to by the other parties; provided, however, that each may disclose on a strictly confidential basis any such information to its attorney's accountants, lenders loaning on the leased property, property manager of the leaded property and brokers engaged to sell the leased property.

49.       AFTER HOUR UTILITIES:

It is acknowledged that Tenant will may, from time-to-time, be open for business on Saturdays from 9:00 a.m. to 3:00 p.m. Landlord shall provide the utilities as outlined in Paragraph 14 and Exhibit H, and the additional cost for such utilities shall be $270.00 per month and shall be increased by 5% annually in addition to the Basic Rent. Should Tenant discontinue Saturday operations, then Tenant shall provide written notice and there shall be no further charges.

All other terms and conditions of this lease dated June 15, 1995 shall remain unchanged.

LANDLORD: REALTY ADVISORS, INC.              TENANT:  TRUCKEE RIVER BANK
          a Delaware Corporation                      A California Corporation

By:   /s/                                    By:  /s/ Martin Sorensen

Dated:  6/29/95                              Dated:  6/28/95

                                                               EXHIBIT A

This Exhibit is a graphic of the floor plan for the first floor of the Project.

                                                               EXHIBIT B

This Exhibit is a graphic of the parking area for the Project.

                                                                SAMPLE
                                                               Exhibit D

                                                 NOTICE OF LEASE TERM DATES


To: ________________________
    ________________________
    ________________________

Date: _______________________



Re: Lease dated _____________________, 19___, by and between ______________, a

Landlord, and_______________________________________, a ____________________ ,

Tenant, concerning Suite ___________Located at ______________________________

________________________________________.

Gentlemen:

          In accordance with the subject Lease, we wish to advise and/or confirm as follows:

          1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction.

          2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the Term of the Lease shall commence as of ________________________for a term of___________________, ending on _____________________.

          3. That in accordance with the subject Lease, rent commenced to accrue on ____________________.

          4. If the Commencement Date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

          5. Rent is due and payable in advance on the first day of each and every month during the term of said lease. Your rent checks should be made payable to __________________ at _______________________.

          6. Tenant's obligation to pay monthly installments of Annual Basic Rent will be waived for a period of________________ ( ) months beginning on _______________________________
                    And ending on _________________________ In accordance
                    with that certain Rent Waiver Agreement executed by Landlord and Tenant.

          7. The number of Rentable Square Feet contained within the Premises for all purposes of this Lease is ____________ square feet.

          8. Tenant's Percentage, based upon the number of Rentable Square Feet contained within the Premises and the Building, is _____%.


                                                          AGREED AND ACCEPTED

                    LANDLORD:


                    ______________________________________, a

                    _______________________________________


                    By: __________________________________


                              Print Name: ____________________________

                              Its: ___________________________________


                    TENANT:

                    __________________________________________________,a

                    __________________________________________________

                    By: ______________________________________________

                              Print Name: ____________________________

                              Its: ___________________________________

                    By: ______________________________________________

                              Print Name:______________________________

                              Its: ____________________________________








                                                                SAMPLE

                                                               Exhibit E

                                               TENANT ESTOPPEL CERTIFICATE


The undersigned, ____________________________________, a

("Landlord"), with a mailing address c/o ___________________________

___________________________and______________________________________, a

_______________________("Tenant"), hereby certify to ______________________, a

________________________________, as follows:


1. Attached hereto is a true, correct and complete copy of that certain lease dated ___________, 19__, between Landlord and Tenant (the "Lease"), which demises premises located ____________________ ______________(The "Premises").

          The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2.        The term of the Lease commenced on ____________________
          __________, 19___.

3.        The Term of the Lease shall expire on ___________________, 19___.

4.        The Lease has: (Initial one)

          (_______) not been amended, modified, supplemented, extended, renewed or assigned.

          (_______) been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto:

          __________________________________________________________

          __________________________________________________________


5.        Tenant has accepted and is now in possession of the Premises.

6. Tenant and Landlord acknowledge that the Lease will be assigned to ___________________________________________________________
          ______________________ And that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of______________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7.        The amount of fixed monthly rent is $________________.


8.        The amount of security deposits (if any) is $______________________.
          No other security deposits have been made.

9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date.

10. All work required to be performed by Landlord under the Lease has been completed.

11. There are no defaults on the part of the Landlord or Tenant under the Lease.

12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies except as provided in the Lease. All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that _________________ ____________________________________is about to fund a loan to Landlord or is about to purchase the project (or part thereof) from Landlord and that _______________________________is relying upon the representations herein made in funding such loan or in purchasing the Project (or part thereof).

IN WITNESS THEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of _______________________, 19___.

                                              TENANT:

                                              ____________________________, a

                                              ____________________________

                                               By:________________________



                                                Print Name:________________


                                                Its:_______________________


                                                 By:_______________________


                                                 Print Name:_______________


                                                 Its:______________________

                                                     Exhibit F
                                                RULES AND REGULATIONS

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building or Project without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

2. If Landlord objects In writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used In connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, stairways, elevators or escalators (if any) of the Project. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business lnvitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof(s) of the Project.

4. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Project and the Premises Shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Project for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

6. Landlord will furnish Tenant, free of charge, with two keys to each door locking the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter existing locks or install any new additional locks or bolts on any door of the Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of any loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with Landlord's instructions in their Installation.

8. Freight elevator(s), if any, shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, sales and similar items shall, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.

9. Tenant shall not place a load upon any floor of tho Premises which exceeds the load per square foot which such floor was designed lo carry and which is allowed by law. Landlord shall have the right lo prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense.
          Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant shall be responsible for all persons for whom it request passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in this Lease.

19. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof(s) or exterior walls of the Building or Project. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

23. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time t time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any king, nor shall the Premises be used for any improper, immoral or objectional purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Tenant shall not use in any space or in the public halls of the Project any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building or Project.

27. Without the written consent to Landlord, Tenant shall not use the name of the Building or Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Project, Landlord may do so subject to non-discriminatory additional Rules and Regulations.

31. Tenant's requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

32. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

34. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Upon written notice, Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

35. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.


                             Exhibit H

                  STANDARDS FOR UTILITIES AND SERVICES


The following standards for utilities and services are in effect.
Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto.

As long as Tenant is not in default under any of the terms, conditions, provisions, or agreements of this Lease, Landlord shall:

1. On Monday through Friday, except holidays, from 8 a.m. to 8 p.m. and on Saturdays from 9 a.m. to 3 p.m. (and other times for a reasonable additional charge to be fixed by Landlord) ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the reasonable judgment of Landlord. It may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor his servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or Project or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this Exhibit, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then current journeyman's wages for air conditioning mechanics.

2. Furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting and fractional horsepower office business machines in an amount not to exceed .025 KWH per square foot per normal business day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, such cost shall be established by an independent licensed engineer selected in Landlord's reasonable discretion. Tenant agrees not to use any apparatus or device in, upon or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. Tenant's use of electric current shall never exceed the capacity of the feeders to the Building, or the risers or wiring installation and Tenants shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

3. Make water available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy. Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant, and collectible by Landlord as such.

4. Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and unless otherwise agreed to by Landlord and Tenant no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

          Landlord reserves the right to stop service of the elevator, if any, plumbing, ventilation, air conditioning and electrical systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, when in the judgment of Landlord such actions are desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and Landlord shall have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or by reason of the requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel supply. It is expressly understood and agreed that any covenants on Landlord's part to furnish any services pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unstable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

30. To the extent Landlord reasonable deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Project, Landlord may do so subject to non-discriminatory additional Rules and Regulations.

31. Tenant's requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions form Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without Instructions from Landlord.

32. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a wavier of such Rules and Regulations against any or all of the tenants of the Project.

33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

34. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein, provided Tenant receivers prior written notice. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

35. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                                               Exhibit I

Subject to Paragraph 40 of the First Addendum, the following rules and regulations shall govern the use of the parking facilities which are appurtenant to the Project.

1. All claimed damage or loss must be reported, itemized in writing and delivered to the Management Office located within the Project within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water, fire, or defective brakes, or parts or for the act or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

2. Tenant shall not park or permit its employees to park in any parking areas designated by Landlord as areas for parking by visitors to the Project. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or for wheeled trucks.

3. Parking stickers or any other device or form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

4. No overnight or extended term storage of vehicles shall be permitted.

5. Vehicles must be parked entirely within painted stall lines of a single parking stall.

6.        All directional signs and arrows must be observed.

7. The speed limit within all parking areas shall be five (5) miles per hour.

8.        Parking is prohibited:

          (a)       in areas not striped for parking;

          (b)       in aisles;

          (c)       where "no parking" signs are posted;

          (d)       on ramps;

          (e)       in cross-hatched areas; and

          (f) in such other areas as may be designated by Landlord or Landlord's parking operator.

9. Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

10. Loss or theft of parking identification devices must be reported to the Management Office immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device at the time. Landlord has the right to exclude any car from the parking facilities that does not have an identification device.

11. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

12. Washing, waxing, cleaning or servicing any vehicle in any area not specifically reserved for such purposes is prohibited.

13. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations.

14. Tenant's continued right to use any parking spaces in the parking facilities is conditioned upon Tenant abiding by these rules and regulations and those contained in this Lease. Further, if this Lease terminates for any reason whatsoever, Tenant's right to use the parking spaces in the parking facilities shall terminate concurrently therewith.

15. Tenant agrees to sign a parking agreement with Landlord or Landlord's parking operator within five (5) days of the request, which agreement shall provide the manner of payment or monthly parking fees and otherwise be consistent with this Lease and these rules and regulations.

16. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

17. Landlord reserves the right to establish and change parking fees and to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary to the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal, at such car owner's expense.

                                                               EXHIBIT J

                                                              EARLY ENTRY

This Lease Rider is attached to and made a part of that certain lease dated June 15, 1995 (the "Lease") between Realty Advisors,
Inc. ("Landlord") and Truckee River Bank ("Tenant").

Notwithstanding the fact that the Term of this Lease has not commenced, Landlord hereby agrees that from and after the date hereof and until the commencement of the Term of this Lease and prior to the completion of Landlord's work of construction, if any portion of the premises may be occupied by Tenant without interfering with Landlord's work or construction, upon written request by Tenant to Landlord, Tenant may elect to enter upon the premises following not less than seven (7) days proper written notice to Landlord in order to install trade fixtures and equipment and to commence construction of any improvements within the Premises which are to be constructed by Tenant at Tenant's sole cost and expense (collectively, "Tenant's Finishing Work"). Such entry by Tenant for the purposes of construction of Tenant's Fishing Work shall be subject to all of the conditions set forth in the Rider.

          (i) Landlord's Direction. Tenant, together with its employees, agents, independent contractors, suppliers and any other personnel under Tenant's control ("Tenants' Personnel") installing Tenant's Finishing Work on the Premises, shall be subject to and shall work under the direction of Landlord and Landlord's general contractor. If, in the sole judgment of Landlord, Tenant's Personnel and/or the work that is being performed by Tenant's Personnel shall interfere with Landlord's construction work or shall detrimentally affect Landlord's ability to comply with its commitments for completing its improvements on the Premises or cause labor difficulties, Landlord shall have the right to order Tenant's early entry to cease on twenty-four (24) hours written notice to Tenant, and if Landlord so requires in connection therewith because such items are interfering with Landlord's work of construction, Tenant shall have Tenant's Personnel remove all tools, equipment and materials form the Premises.

          (ii) Lease Terms Apply. Tenant agrees that any such early entry shall be subject to all of the terms and conditions of this Lease except for those relating to the payment of rent and other monetary obligations which have a specific commencement time, which provisions shall become applicable in accordance with the terms of this Lease.

          (iii) Utility Charges. Tenant agrees to pay to Landlord on request all utility charges reasonably allocated to Tenant by Landlord as a result of Tenant's early entry on the Premises.

          (iv) Rent. Notwithstanding Subparagraph (ii) above, if Tenant shall use a portion of the Premises for the operation of its regular business prior to the Commencement Date, then Tenant shall advise
Landlord of such use and shall be charged rent of a pro rata basis for the portion(s) of the Premises so utilized.

          (v) No Possession. Tenant's only entry to carry out Tenant's Finishing Work shall not be deemed a taking of possession of the Premises by Tenant for the purposes of either setting the Commencement Date or signaling the substantial completion of the Tenant improvements which are to be constructed by Landlord.

          (vi) Laws. Tenant and Tenant's Personnel shall comply with all applicable laws, regulations, permits and other approvals required to perform Tenant's Finishing Work or by Tenant's early entry on the Premises.

          (vii) Indemnity. Except for claims arising from the gross negligence of Landlord, its employees or agents, Tenant shall indemnify and save Landlord and the Premises harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims
(including without limitation attorney's fees and legal costs) arising out of the use, construction or occupancy of the Premises by Tenant or Tenant's Personnel arising form or relating to such early entry.